UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Sculptor Acquisition Corp I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION, DATED APRIL 27, 2023

Sculptor Acquisition Corp I
A Cayman Islands Exempted Company
9 West 57th Street, 39th Floor
New York, NY 10019

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held at      a.m. Eastern Time on              , 2023

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of the 2023 annual general meeting (the “Extraordinary General Meeting”) of Sculptor Acquisition Corp I (“Sculptor,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held virtually at      a.m. Eastern Time on              , 2023, and will be held online at                               , or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. For the purposes of the Company's amended and restated memorandum and articles of association (the “Articles”) the physical place of the meeting will be the offices of Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036. The accompanying proxy statement (the “Proxy Statement”), the proxy card dated       , 2023 and the Company's Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) are first being mailed to shareholders of the Company on or about that date. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

The purpose of the Extraordinary General Meeting is:

•
to consider and vote on a proposal to approve (the “Extension Proposal”), by special resolution pursuant to the terms of the Articles, the amendment of the Articles, in the form set forth in Annex A, to give the Company the right to extend the date by which the Company must either consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination” and such period the “Combination Period”) up to twelve (12) times for an additional one (1) month each time from June 13, 2023 (as may be extended under the Articles, the “Original Termination Date”) to June 13, 2024 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”);

•
to consider and vote on a proposal to approve (the “Trust Agreement Amendment Proposal”) by ordinary resolution the amendment of Sculptor’s Investment Management and Trust Agreement, dated as of December 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), in the form set forth in Annex B, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date (the “Trust Agreement Amendment”) by us, our Sponsor or its affiliates or designees depositing into the Trust Account, for each one-month extension, the lesser of (a)                 and (b)                  for each Class A ordinary share issued in our initial public offering (the “IPO”) outstanding (the “Extension Payment”) after giving effect to the Redemption; and

•
to consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and Trust Agreement Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal and Trust Agreement Amendment Proposal.

The Extension Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension is to allow us more time to complete an initial business combination.

The Articles provide that we have until the Original Termination Date to complete a business combination. Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to give us the option to extend the date that we have to consummate a business combination. If the Extension Proposal and Trust Agreement Amendment Proposal are approved, the Company would have the option to extend the Combination Period up to twelve (12) times for an additional one (1) month each time up to the Extended Date to consummate a business combination, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline, which is a total of up to 30 months to complete a business combination after the IPO, unless the Board otherwise sets an earlier Amended Termination Date.

The Articles currently provide that we have the right to extend the term we have to consummate our initial business combination up to three times, each time an additional three months (the “Original Extension Mechanic”). The Extension Proposal would replace the Original Extension Mechanic. Under the Original Extension Mechanic, we may, but are not obligated to, and subject to our sponsor or its affiliates or designees depositing additional funds into the trust account as set out below, extend our time to consummate a business combination up to three times for an additional 3 months each time, for a total of up to 21 months for the first extension, 24 months for the second extension or 27 months for the third extension, subject to our sponsor or its affiliates or designees depositing additional funds into the trust account as set out below. Extensions under the Original Extension Mechanic will be granted by resolution if requested by our sponsor. To extend the time available for us to consummate our initial business combination under the Original Extension Mechanic, our sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $2,300,000, on or prior to the date of the applicable deadline for each of the available three month extensions, providing a total possible business combination period of 27 months at a total payment value of $6,900,000, in exchange for a non-interest bearing, unsecured promissory note. Such extension loans may be converted into warrants, at a price of $1.00 per warrant, at the option of the lender. Unlike under the Extension Proposal, our public shareholders will not be entitled to vote or redeem their shares in connection with any such paid extension under the Original Extension Mechanic. As a result, we may conduct such an extension even though a majority of our public shareholders do not support such an extension and will not be able to redeem their shares in connection therewith.

Notwithstanding our current intentions to hold this Extraordinary General Meeting and our Board’s recommendation that shareholders vote for the Extension Proposal and Trust Agreement Amendment Proposal, if for any reason we do not hold this Extraordinary General Meeting or either the Extension Proposal or Trust Agreement Amendment Proposal are not approved by our shareholders, we may elect to exercise our rights to extend the term we have to consummate our initial business combination under the Original Extension Mechanic, subject to our sponsor or its affiliates or designees depositing additional funds into the trust account. In such case, our public shareholders will not be entitled to vote or redeem their shares in connection with any such paid extension under the Original Extension Mechanic.

In connection with the Extension Proposal, public shareholders may elect to redeem their outstanding Class A ordinary shares (the “Redemption”), which were sold as part of the units in our IPO (the “public shares”), for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account  and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal or Trust Agreement Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal or Trust Agreement Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension and Trust Agreement Amendment are implemented and a public shareholder does not make an Election, they will retain the right to vote on a business combination through the Extended Date if the Extension is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account  calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, in the event a business combination is completed. We are not asking you to vote on a business combination at this time.

Based upon the amount in the Trust Account as of March 31, 2023, which was approximately $         , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $          at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on                    , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $         . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $          that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. Prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account (“Continental”), to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON                   , 2023, (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including Sculptor Acquisition Sponsor I, a Cayman Islands limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Continental serves as trustee of our Trust Account pursuant to the Trust Agreement. Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Sculptor in connection with either a closing of an initial business combination or Sculptor’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Original Termination Date, such later date as may be effectuated pursuant to the terms of the Trust Agreement, and such later date as may be approved by the Company’s shareholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or Trust Agreement Amendment Proposal.

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on May 9, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and Trust Agreement Amendment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” each proposal.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, Trust Agreement Amendment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

By Order of the Board of Directors of
Sculptor Acquisition Corp I

Steven Orbuch
Chief Executive Officer
, 2023

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at          a.m. Eastern Time on                   , 2023: This notice of extraordinary general meeting, the accompanying Proxy Statement, and the 2022 Annual Report are available at              .

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION DATED APRIL 27, 2023

Sculptor Acquisition Corp I
A Cayman Islands Exempted Company
9 West 57th Street, 39th Floor
New York, NY 10019

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at      a.m. Eastern Time, on              , 2023

PROXY STATEMENT

An extraordinary general meeting in lieu of the 2023 annual general meeting (the “Extraordinary General Meeting”) of Sculptor Acquisition Corp I (“Sculptor,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held  virtually at          a.m. Eastern Time on                  , 2023, and will be held online at                   , or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. For the purposes of the Company's amended and restated memorandum and articles of association (the “Articles”) the physical place of the meeting will be the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

The purpose of the Extraordinary General Meeting is:

•
to consider and vote on a proposal to approve (the “Extension Proposal”), by special resolution pursuant to the terms of the Articles, the amendment of the Articles, in the form set forth in Annex A, to give the Company the right to extend the date by which the Company must either consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination” and such period the “Combination Period”) up to twelve (12) times for an additional one (1) month each time from June 13, 2023 (as may be extended under the Articles, the “Original Termination Date”) to June 13, 2024 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”);

•
to consider and vote on a proposal to approve (the “Trust Agreement Amendment Proposal”) by ordinary resolution the amendment of Sculptor’s Investment Management and Trust Agreement, dated as of December 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), in the form set forth in Annex B, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date (the “Trust Agreement Amendment”) by us, our Sponsor or its affiliates or designees depositing into the Trust Account, for each one-month extension, the lesser of (a)                  and (b)                  for each Class A ordinary share issued in our initial public offering (the “IPO”) outstanding (the “Extension Payment”) after giving effect to the Redemption; and

•
to consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and Trust Agreement Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal and Trust Agreement Amendment Proposal.

The purpose of the Extension is to allow us more time to complete an initial business combination.

The Articles provide that we have until the Original Termination Date to complete a business combination. Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to give us the option to extend the date that we have to consummate a business combination. If the Extension Proposal and Trust Agreement Amendment Proposal are approved, the Company would have the option to extend the Combination Period up to twelve (12) times for an additional one (1) month each time up to the Extended Date to consummate a business combination, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline, which is a total of up to 30 months to complete a business combination after the IPO, unless the Board otherwise sets an earlier Amended Termination Date.

The Articles currently provide that we have the right to extend the term we have to consummate our initial business combination up to three times, each time an additional three months (the “Original Extension Mechanic”). The Extension Proposal would replace the Original Extension Mechanic. Under the Original Extension Mechanic, we may, but are not obligated to, and subject to our sponsor or its affiliates or designees depositing additional funds into the trust account as set out below, extend our time to consummate a business combination up to three times for an additional 3 months each time, for a total of up to 21 months for the first extension, 24 months for the second extension or 27 months for the third extension, subject to our sponsor or its affiliates or designees depositing additional funds into the trust account as set out below. Extensions under the Original Extension Mechanic will be granted by resolution if requested by our sponsor. To extend the time available for us to consummate our initial business combination under the Original Extension Mechanic, our sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $2,300,000, on or prior to the date of the applicable deadline for each of the available three month extensions, providing a total possible business combination period of 27 months at a total payment value of $6,900,000, in exchange for a non-interest bearing, unsecured promissory note. Such extension loans may be converted into warrants, at a price of $1.00 per warrant, at the option of the lender. Unlike under the Extension Proposal, our public shareholders will not be entitled to vote or redeem their shares in connection with any such paid extension under the Original Extension Mechanic. As a result, we may conduct such an extension even though a majority of our public shareholders do not support such an extension and will not be able to redeem their shares in connection therewith.

Notwithstanding our current intentions to hold this Extraordinary General Meeting and our Board’s recommendation that shareholders vote for the Extension Proposal and Trust Agreement Amendment Proposal, if for any reason we do not hold this Extraordinary General Meeting or either the Extension Proposal or Trust Agreement Amendment Proposal are not approved by our shareholders, we may elect to exercise our rights to extend the term we have to consummate our initial business combination under the Original Extension Mechanic, subject to our sponsor or its affiliates or designees depositing additional funds into the trust account. In such case, our public shareholders will not be entitled to vote or redeem their shares in connection with any such paid extension under the Original Extension Mechanic.

In connection with the Extension Proposal, public shareholders may elect to redeem their outstanding Class A ordinary shares, which were sold as part of the units in our IPO (the “public shares”), for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account  and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal or Trust Agreement Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal or Trust Agreement Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension and Trust Agreement Amendment are implemented and a public shareholder does not make an Election, they will retain the right to vote on a business combination through the Extended Date if the Extension is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account  calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, in the event a business combination is completed. We are not asking you to vote on a business combination at this time.

Based upon the amount in the Trust Account as of March 31, 2023, which was approximately $         , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $          at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on                    , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $         . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $          that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. Prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account (“Continental”), to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including Sculptor Acquisition Sponsor I, a Cayman Islands limited liability company (the “Sponsor”) and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Continental serves as trustee of our Trust Account pursuant to the Trust Agreement. Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Sculptor in connection with either a closing of an initial business combination or Sculptor’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Original Termination Date, such later date as may be effectuated pursuant to the terms of the Trust Agreement, and such later date as may be approved by the Company’s shareholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or Trust Agreement Amendment Proposal.

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on May 9, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. On the record date of the Extraordinary General Meeting, there were                     ordinary shares outstanding, of which                     were public shares and                     were founder shares. The founder shares carry voting rights in connection with the Extension Proposal. We have been informed by our Sponsor and independent directors that they hold                     founder shares and public shares in the aggregate, which they intend to vote in favor of the Extension Proposal and Trust Agreement Amendment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc. (“Advantage”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage its customary fee and out-of-pocket expenses. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated                  , 2023 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q. Why am I receiving this Proxy Statement?
A.   This Proxy Statement, the 2022 Annual Report, and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held virtually on         , 2023, or at any adjournments or postponement thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

We are a blank check company incorporated on March 8, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 13, 2021, we consummated our IPO of 23,000,000 units, with each unit consisting of one Class A ordinary share and one-half of one public warrant, which included the full exercise by the underwriters of the over-allotment option to purchase 3,000,000 units. Concurrently with the closing of the IPO, we consummated the sale of an aggregate of 11,200,000 private placement warrants to our Sponsor at a price of $1.00 per warrant, generating gross proceeds of $11,200,000 (the “private placement warrants”).

Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, and to amend the Trust Agreement, in the form set forth on Annex B to give us the option to extend the date that we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable, in order to consummate an initial business combination and give our shareholders the chance to participate in an investment opportunity.

Q. What is being voted on?
A.  You are being asked to vote on:

•      a proposal by special resolution to amend the Articles to give us the option to extend the date by which the Company may consummate a business combination to the Extended Date;

•      a proposal by ordinary resolution to amend the Trust Agreement to give us the option to extend the date by which the Company may consummate a business combination to the Extended Date by us, our Sponsor or its affiliates or designees depositing the Extension Payment into the Trust Account; and

•      a proposal by ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or Trust Agreement Amendment Proposal.

If the Extension Proposal is approved and the Extension is implemented and if the Trust Agreement Amendment Proposal is approved and the Trust Agreement Amendment is implemented, the withdrawal of funds from the Trust Account in connection with the Redemption (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal and Trust Agreement Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $          that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless if we fail to complete our initial business combination within the 18-month time period. In the event of a liquidation, holders of our founder shares, including our sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Proposal and Trust Agreement Amendment Proposal?
A.   Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before the Original Termination Date. As we explain below, we may not be able to complete an initial business combination by that date.

The purpose of the Extension and Trust Agreement Amendment is to allow us more time to complete a business combination.

The Articles provide that we have until the Original Termination Date to complete a business combination. Our Board has determined that it is in the best interests of the Company to amend the Articles, in the form set forth in Annex A, and to amend the Trust Agreement, in the form set forth in Annex B, to give us the option to extend the date that we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable, in order that our shareholders are given the chance to participate in an investment opportunity.

Accordingly, our Board is proposing the Extension Proposal to amend the Articles, in the form set forth in Annex A, and the Trust Agreement Amendment Proposal to amend the Trust Agreement, in the form set forth in Annex B, to give us the option to extend the date by which the Company consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable.

YOU ARE NOT BEING ASKED TO VOTE ON A BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AND TRUST AGREEMENT AMENDMENT ARE IMPLEMENTED AND YOU DO NOT MAKE AN ELECTION, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED INITIAL BUSINESS COMBINATION WHEN AND IF ONE IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO THE PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q. Why should I vote “FOR” the Extension Proposal?
A.   Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before the Original Termination Date, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares.

We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money in search of a business combination, our Board wishes to provide shareholders with an opportunity to vote upon and participate in a business combination. We are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of public shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal and Trust Agreement Amendment Proposal are approved, we will have until the Extended Date, or the Amended Termination Date, as applicable, to complete a business combination.

Our Board recommends that you vote in favor of the Extension Proposal.

Q. Why should I vote “FOR” the Trust Agreement Amendment Proposal?
A.   Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before the Original Termination Date, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares.

We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money in search of a business combination, our Board wishes to provide shareholders with an opportunity to vote upon and participate in a business combination. We are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of public shares votes in favor of or against the Trust Agreement Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal and Trust Agreement Amendment Proposal are approved, we will have until the Extended Date, or the Amended Termination Date, as applicable, to complete a business combination.

Our Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q. Why should I vote “FOR” the Adjournment Proposal?
A. If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or Trust Agreement Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q. How do the Company insiders intend to vote their shares?
A.   Our Sponsor and directors own an aggregate of                    founder shares and                    public shares. Such founder shares represent approximately                   % of our issued and outstanding ordinary shares. The founder shares carry voting rights in connection with the Extension Proposal and Trust Agreement Amendment Proposal, and we have been informed by our Sponsor and directors that they intend to vote in favor of the Extension Proposal and Trust Agreement Amendment Proposal. In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and Trust Agreement Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and Trust Agreement Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal and Trust Agreement Amendment Proposal.

Q. What vote is required to adopt the Extension Proposal?
A.   The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What vote is required to approve the Trust Agreement Amendment Proposal?
A.   The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Q. What vote is required to approve the Adjournment Proposal?
A.   The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal?
A.   If you do not want the Extension Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Proposal is approved, and the Extension is implemented, and the Trust Agreement Amendment Proposal Approved, and Trust Agreement Amendment implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal or Trust Agreement Amendment Proposal (i.e., it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).

If the Extension Proposal and Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q. What happens if the Extension Proposal or Trust Agreement Amendment Proposal are not approved?
A.   Our Board will abandon the Extension and Trust Agreement Amendment if our shareholders do not approve the Extension Proposal and Trust Agreement Amendment Proposal. If the Extension Proposal or Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If the Extension Proposal and Trust Agreement Amendment Proposal are approved, what happens next?
A.   We will continue our efforts to complete a business combination until the Original Termination Date and, if we exercise our option to extend the Combination Period, until the Extended Date. Upon approval of the Extension Proposal and Trust Agreement Amendment Proposal by the requisite number of votes, the Company’s option to extend the Combination Period will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal and Trust Agreement Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our independent directors as a result of their ownership of the founder shares.

If the Extension Proposal and Trust Agreement Amendment Proposal are approved but we do not complete a business combination by the conclusion of the Combination Period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why does the Company need to hold an annual meeting?
A.   The Extraordinary General Meeting is also being held, in part, to satisfy the annual meeting requirement of the NYSE Listing Manual Section 302.00.

In addition to sending our shareholders this Proxy Statement, we are also sending our 2022 Annual Report.

In addition to considering and voting on the proposals described herein, members of the Company’s management will be available at the Extraordinary General Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and to answer questions regarding the Company’s current affairs.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal and Trust Agreement Amendment Proposal are not approved?
A.   If the Extension Proposal and Trust Agreement Amendment Proposal are not approved, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date or exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic, our warrants will expire and become worthless.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal and Trust Agreement Amendment Proposal are approved?
A.   If the Extension Proposal and Trust Agreement Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the conclusion of the Combination Period.

All public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?
A.   Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

Q. How do I change my vote?
A.   You may change your vote by sending a later-dated, signed proxy card to our Secretary at Sculptor Acquisition Corp I at 9 West 57th Street, 39th Floor, New York, NY 10019, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?
A.   Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.   No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non- discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?
A.   A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q. Who can vote at the Extraordinary General Meeting?
A.   Only holders of record of our ordinary shares at the close of business on May 9, 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date,                    ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A.   Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal and Trust Agreement Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Q. Do I have appraisal or dissenter rights if I object to the Extension Proposal or Trust Agreement Amendment Proposal?	A. Our shareholders do not have appraisal or dissenter rights in connection with the Extension Proposal or Trust Agreement Amendment Proposal under Cayman Islands law.

Q. What do I need to do now?
A.   We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How are the funds in the Trust Account currently being held?
A.   With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since our IPO, been held only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, we will instruct Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation.

Q. How do I vote?
A.   If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?
A.   Each of our public shareholders who (i) holds Class A ordinary shares or (ii) holds Class A ordinary shares as part of Units and elect to separate such Units into the underlying Class A ordinary shares and Public Warrants prior to exercising your redemption rights with respect to the Class A ordinary shares may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the conclusion of the Combination Period or the Amended Termination Date, as applicable.

Holders of Units must elect to separate the underlying Class A ordinary shares and Public Warrants prior to exercising redemption rights with respect to the Class A ordinary shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A ordinary shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A ordinary shares and Public Warrants in order to exercise redemption rights with respect to the Class A ordinary shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004 Attn: SPAC Redemption Team Email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on              , 2023, two business days before the Extraordinary General Meeting.

Q. What should I do if I receive more than one set of voting materials?
A.   You may receive more than one set of voting materials, including multiple copies of this Proxy Statement, multiple proxy cards or voting instruction cards, and multiple copies of the 2022 Annual Report if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?
A.   We will pay for the entire cost of soliciting proxies. We have engaged Advantage to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage its customary fee and out-of-pocket expenses. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?
A.   If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, or if you would like copies of any of the Company's filings with the SEC, including the 2022 Annual Report, you should contact our proxy solicitor:

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004 Attn: SPAC Redemption Team Email: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The words “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to select an appropriate target business or businesses;

•	our ability to complete our initial business combination;

•	the anticipated benefits of a business combination; or

•	the volatility of the market price and liquidity of Sculptor shares and other securities of Sculptor.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, we will instruct Continental to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.

As indicated above, the Company completed its IPO in December 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its IPO registration statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire and become worthless.

The funds in the trust account have, since our IPO, been held only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, we will instruct Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Proposal and Trust Amendment Agreement Proposal will receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Proposal and Trust Amendment Agreement Proposal.

Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government treasury obligations or money market funds. In addition, even prior to the 18-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 18-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 18-month anniversary of the effective date of the registration statement relating to the IPO, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

The NYSE may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Proposal and Trust Agreement Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the NYSE. After the Extraordinary General Meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our securities include:

•
maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held Class A ordinary shares of at least $40,000,000, such publicly-held Class A ordinary shares excluding Class A ordinary shares held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days

•	our securities not falling below the following distribution criteria:

°	300 public shareholders; or

°	1,200 total shareholders and average monthly trading volume of 100,000 Class A ordinary shares, for the most recent 12 months; or

°	at least 600,000 publicly-held Class A ordinary shares; and

•	consummating an initial business combination within the time period specified in our Articles.

Additionally, we expect that if our Class A ordinary shares fail to meet the NYSE’s continued listing requirements, our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the Extraordinary General Meeting and any related shareholder redemptions of our Class A ordinary shares. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•
a determination that our Class A ordinary shares are “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If the Extension Proposal is approved, you will not be entitled to the same amount of additional funds that would have been contributed to the Company’s trust account, if the Company had exercised its rights under the Original Extension Mechanic and you subsequently elected to redeem your shares following the Extension or upon liquidation.

The Articles currently provide that we have the right to extend the term we have to consummate our initial business combination up to three times, each time an additional three months, subject to our sponsor or its affiliates or designees depositing $2,300,00 into the Company's trust account. If the Extension Amendment Proposal is approved, our sponsor or its affiliates or designees will only be required to make an additional deposit to the Company’s trust account equal to the lesser of (i)                 and (ii)                 per share in connection with each one month extension of the Combination Period. As such, if the Extension Proposal is approved, the Company's shareholders will be entitled to less funds should they elect to redeem their shares following the Extension (or upon liquidation) than they otherwise would under the Original Extension Mechanic, if the Company were to exercise its rights to extend the Combination Period thereunder.

If we do not hold this Extraordinary General Meeting or either the Extension Proposal or Trust Agreement Amendment Proposal are not approved by our shareholders, we may elect to exercise our rights under the Original Extension Mechanic.

Notwithstanding our current intentions to hold this Extraordinary General Meeting and our Board’s recommendation that shareholders vote for the Extension Proposal and Trust Agreement Amendment Proposal, if for any reason we do not hold this Extraordinary General Meeting or either the Extension Proposal or Trust Agreement Amendment Proposal are not approved by our shareholders, we may elect to exercise our rights to extend the term we have to consummate our initial business combination under the Original Extension Mechanic, subject to our sponsor or its affiliates or designees depositing additional funds into the trust account. In such case, our public shareholders will not be entitled to vote or redeem their shares in connection with any such paid extension under the Original Extension Mechanic.

BACKGROUND

We are a blank check company incorporated on March 8, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 13, 2021, we consummated our initial public offering of 23,000,000 units, which included the full exercise by the underwriters of the over-allotment option to purchase an additional 3,000,000 units, at $10.00 per unit, generating gross proceeds of $230,000,000 (before underwriting discounts and commissions and offering expenses). Each unit consists of one Class A ordinary share of the Company, $0.0001 par value, and one-half of one redeemable warrant (the “public warrants”). Each whole public warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. Simultaneously with the closing of our IPO, we consummated the sale of an aggregate of 11,200,000 private placement warrants to our sponsor at a price of $1.00 per warrant, generating gross proceeds of $11,200,000 (the “private placement warrants”).

Prior to the consummation of our IPO, on March 15, 2021, our sponsor paid $25,000 to cover certain of our expenses in consideration of 7,187,500 Class B ordinary shares, par value $0.0001 (the “founder shares”). In March 2021, our sponsor transferred 25,000 Class B ordinary shares to each of our independent directors as of our initial public offering. In October 2021, our sponsor surrendered to us for no consideration an aggregate of 1,437,500 Class B ordinary shares, which we accepted and cancelled. Of the 5,750,000 Class B ordinary shares outstanding at the time of our initial public offering, an aggregate of up to 750,000 shares were subject to forfeiture by our sponsor to the extent that the underwriters did not exercise their over-allotment option. As a result of the underwriters’ election to fully exercise their over-allotment option, such founder shares are no longer subject to forfeiture.

We have until 18 months from the closing of our IPO to complete an initial business combination. If we anticipate that we may not be able to consummate our initial business combination within 18 months from the closing of our IPO, we may, but are not obligated to, extend the period of time to consummate a business combination three times by an additional three months each time, for a total of up to 21 months for the first extension, 24 months for the second extension or 27 months for the third extension, subject to our sponsor or its affiliates or designees depositing additional funds into the Trust Account as set out below. Extensions will be granted by resolution of our board if requested by our sponsor. Pursuant to the terms of our Articles and the Trust Agreement, in order to extend the time available for us to consummate our initial business combination as set forth in the preceding sentence, our sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account for each three-month extension $2,300,000, on or prior to the date of the applicable deadline for each of the available three month extensions, providing a total possible business combination period of 27 months for a total payment value of $6,900,000. Any such payments would be in exchange for a non-interest bearing, unsecured promissory note. Such extension loans may be converted into warrants, at a price of $1.00 per warrant at the option of the lender. The terms of the warrants would be identical to the terms of the private placement warrants. Any such loans that are not converted to warrants will be non-interest bearing and payable upon the consummation of our initial business combination. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us. If we do not complete a business combination, we will not repay such loans. Furthermore, the letter agreement with our initial shareholders contains a provision pursuant to which our sponsor has agreed to waive its right to be repaid for such loans out of the funds held in the Trust Account in the event that we do not complete a business combination. Our sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the Combination Period. Our public shareholders will not be entitled to vote or redeem their shares in connection with any such paid extension. As a result, we may conduct such an extension even though a majority of our public shareholders do not support such an extension and will not be able to redeem their shares in connection therewith. In the event that we receive notice from our sponsor or its affiliates or designees five days prior to the deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the deadline. In addition, we intend to issue a press release the day after the deadline announcing whether or not the funds have been timely deposited. We refer to (i) the 18-month period from the closing of our IPO in which we must complete an initial business combination, which may be extended up to three times by an additional three months each time for a total of 21 months, 24 months or 27 months from the closing of our IPO, and (ii) such other time period in which we must consummate an initial business combination pursuant to an amendment to our amended and restated memorandum and articles of association, as the “Combination Period.”

A total of $234,600,000 from the proceeds we received from our IPO and the sale of the private placement warrants was placed in the Trust Account. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds in the Trust Account that may be released to us to pay our income taxes, the funds held in the Trust Account will not be released from the Trust Account (1) to us, until the completion of our initial business combination, or (2) to our public shareholders, until the earliest of (a) the completion of our initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, subject to the limitations described herein, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the Combination Period or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares, and (c) the redemption of our public shares if we have not consummated our initial business combination within the Combination Period, subject to applicable law. Public shareholders who redeem their Class A ordinary shares in connection with a shareholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the Trust Account upon the subsequent completion of an initial business combination or liquidation if we have not consummated an initial business combination within the Combination Period, with respect to such Class A ordinary shares so redeemed. The proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal and Trust Agreement Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were                  ordinary shares outstanding, of which                  were public shares and                  were founder shares. The founder shares carry voting rights in connection with the Extension Proposal. We have been informed by our Sponsor and directors that they hold                  founder shares  and public shares in the aggregate, which they intend to vote in favor of the Extension Proposal.

Our principal executive offices are located at 9 West 57th Street, 39th Floor, New York, NY 10019 and our telephone number is (212) 790-0000.

PROPOSAL 1 - THE EXTENSION PROPOSAL

The Extension Proposal

We are proposing to amend the Articles, in the form set forth in Annex A, to give us the option to extend the date by which we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provide that we have until the Original Termination Date to complete a business combination. Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to give us the option to extend the date that we have to consummate a business combination. If the Extension Proposal and the Trust Agreement Amendment are approved the Company would have the option to extend the Combination Period up to twelve (12) times for an additional one (1) month each time up to the Extended Date to consummate a business combination, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline, which is a total of up to 30 months to complete a business combination after the IPO, unless the Board otherwise sets an earlier Amended Termination Date.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The Board’s Reasons for the Extension Proposal

Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before the Original Termination Date, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money in search of a business combination, our Board wishes to extend the time for us to pursue a business combination and for the potential to provide shareholders with an opportunity to vote upon and participate in a business combination. We are also affording shareholders who wish to redeem their public shares the opportunity to do so.

You are not being asked to vote on a business combination at this time. If the Extension and Trust Agreement Amendment are implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the conclusion of the Combination Period.

If the Extension Proposal is Not Approved

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is Approved

We will continue our efforts to complete a business combination by the conclusion of the Combination Period, or the Amended Termination Date, as applicable. Upon approval of the Extension Proposal and Trust Agreement Amendment Proposal by the requisite number of votes, the Company’s option to extend the Combination Period will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded until the conclusion of the Combination Period.

If the Extension Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Trust Agreement Amendment are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $                 that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

All public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If the Extension Proposal is approved but we do not complete a business combination by the conclusion of the Combination Period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Full Text of the Resolution

“RESOLVED, as a special resolution, that:

i)	The following definition of Article 1 of the amended and restated Memorandum and Articles of Association of the Company is replaced in its entirety with a new definition as follows:

“"Completion Window" means (i) the eighteen month period after the closing of the IPO (ii) the nineteen month, twenty month, twenty one month, twenty two month, twenty three month, twenty four month, twenty five month, twenty six month, twenty seven month, twenty eighth month, twenty ninth month or thirtieth month period (comprising up to twelve (12) additional one (1) month extensions) from the closing of the IPO, if the Company extends the period of time to consummate an initial Business Combination up to twelve times by a resolution of the Directors, including by the Company, Sponsor or its affiliates or designees depositing into the Trust Fund on or prior to the applicable deadline for each available one month extension the lesser of  (a)                 and (b)                 for each Class A ordinary share issued in the Company’s initial public offering that remains outstanding, or (iii) such later time as the Members of the Company may approve in accordance with the Articles.”

Vote Required for Approval

The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of  at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Our Board will abandon and not implement the Extension Proposal unless our shareholders approve both the Extension and the Trust Agreement Amendment. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation of the Board

As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such proposal.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Proposal.

PROPOSAL 2 - THE TRUST AGREEMENT AMENDMENT PROPOSAL

The Trust Agreement Amendment Proposal

We are proposing to amend the Trust Agreement, in the form set forth in Annex B, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date by us, our Sponsor or its affiliates or designees depositing into the Trust Account, for each one-month extension, the lesser of (a)                 and (b)                 for each Class A ordinary share issued in our IPO outstanding after giving effect to the Redemption. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The Board’s Reasons for the Trust Agreement Amendment Proposal

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date, provided that the Extension Payment is deposited into the Trust Account on or prior to the date of each applicable deadline.

Sculptor has until the Original Termination Date to complete its initial business combination. Even if both the Extension Proposal and the Trust Agreement Amendment Proposal are approved, Sculptor may nevertheless choose not to amend the Articles and may liquidate.

Sculptor has determined that there will not be sufficient time before June 13, 2023 (its current termination date) to hold a general meeting to obtain the requisite shareholder approval of, and to consummate, a business combination. After consultation with the Sponsor, Sculptor’s management has reasons to believe that, if the Extension Proposal and the Trust Agreement Amendment Proposal are approved, the Sponsor will extend to Sculptor, for each one-month extension period, the Extension Payment as a loan so the Company can deposit the funds into the Trust Account as the Extension Payment, upon advance notice prior to the applicable deadlines, and extend the Combination Period for an additional one (1) month period, up to twelve (12) times until the Extended Date. Each Extension Payment will be deposited in the Trust Account prior to the            days before an additional extension period (or portion thereof). The Extension Payment(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

The Trust Agreement Amendment Proposal is essential to allowing Sculptor additional time to consummate a business combination. Approval of each of the Extension Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Sculptor will not proceed with the Extension or the Redemption if Sculptor will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Trust Agreement Amendment Is Not Approved

Our Board will abandon the Extension if our shareholders do not approve the Trust Agreement Amendment. If the Trust Agreement Amendment is not approved, and we do not consummate a business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Trust Agreement Amendment Is Approved

We will continue our efforts to complete a business combination by the conclusion of the Combination Period, or the Amended Termination Date, as applicable. Upon approval of the Extension Proposal and Trust Agreement Amendment Proposal by the requisite number of votes, the Company’s option to extend the Combination Period will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded until the conclusion of the Combination Period.

If the Extension Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Trust Agreement Amendment are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $                 that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, prior to the 18-month anniversary of the consummation of our IPO, or if we announce a business combination, prior to the 24-month anniversary of the consummation of our IPO, instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

All public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If the Extension Proposal is approved but we do not complete a business combination by the conclusion of the Combination Period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, to amend the Company’s Investment Management and Trust Agreement, dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth in Annex B, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date by us, our Sponsor or its affiliates or designees depositing into the Trust Account, for each one-month extension, the lesser of (a)           and (b)             for each Class A ordinary share issued in our initial public offering outstanding after giving effect to the Redemption.”

Vote Required for Approval

The Trust Agreement Amendment must be approved by the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve both the Extension and the Trust Agreement Amendment. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation of the Board

As described herein, after careful consideration of all relevant factors, our Board has determined that the Trust Agreement Amendment Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Trust Agreement Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Agreement Amendment Proposal.

PROPOSAL 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and Trust Agreement Amendment Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond the Original Termination Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and Trust Agreement Amendment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal and Trust Agreement Amendment Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the amended and restated Memorandum and Articles of Association of the Company and Cayman Islands law is hereby approved.”

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of Sculptor Acquisition Corp I will be held virtually at        a.m. Eastern Time on                , 2023, and will be held online at                               , or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. For the purposes of the Company’s amended and restated Articles the physical place of the meeting will be the offices of Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on May 9, 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Abstentions or broker non-vote, while considered for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were                  ordinary shares outstanding, of which                  were public shares and                  were founder shares. The founder shares carry voting rights in connection with the Extension Proposal. We have been informed by our Sponsor and directors that they hold                  founder shares and public shares in the aggregate, which they intend to vote in favor of the Extension Proposal and Trust Agreement Amendment Proposal.

If you do not want the Extension Proposal, Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN” or vote “AGAINST” such proposal. If the Extension Proposal is approved and the Extension is implemented, and the Trust Agreement Amendment Proposal approved and the Trust Agreement Amendment implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Advantage to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares.

You may contact Advantage at:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Required Vote

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by our IPO prospectus and in accordance with our Articles, we will either (A) exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic or (B) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal or Trust Agreement Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal or Trust Agreement Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•
If we do not consummate a business combination by the Original Termination Date, or by the conclusion of the Combination Period if the Extension Proposal and Trust Agreement Amendment Proposal are approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law. In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•
In addition, simultaneously with the consummation of the IPO, the Company consummated a private placement of 11,200,000 private placement warrants at a price of $1.00 per private placement warrant, generating total proceeds of $11,200,000. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by the Original Termination Date, or by the conclusion of the Combination Period if the Extension Proposal and Trust Agreement Amendment Proposal are approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, share options or share awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•
If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share (as adjusted, as applicable) and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share (as adjusted, as applicable) due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Redemption Rights

Each of our public shareholders who (a) holds Class A ordinary shares or (b) hold Class A ordinary shares as part of Units and elect to separate such Units into the underlying Class A ordinary shares and Public Warrants prior to exercising your redemption rights with respect to the Class A ordinary shares may submit an election that such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.

TO DEMAND REDEMPTION, PRIOR TO          P.M. EASTERN TIME ON               , 2023, (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of Units must elect to separate the underlying Class A ordinary shares and Public Warrants prior to exercising redemption rights with respect to the Class A ordinary shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A ordinary shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A ordinary shares and Public Warrants in order to exercise redemption rights with respect to the Class A ordinary shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team Email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on, 2023 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal or Trust Agreement Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal or Trust Agreement Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of March 31, 2023 which was $                , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $         at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE on                 , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $        . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to Redeeming U.S. Holders (as defined below) in connection with an Election. This discussion is limited to certain U.S. federal income tax considerations to Redeeming U.S. Holders that hold our Class A ordinary shares as a “capital asset” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a Redeeming U.S. Holder in connection with an Election, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•	our Sponsor, founders, officers or directors;

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws. We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

As used herein, a “Redeeming U.S. Holder” is a beneficial owner of our Class A ordinary shares that hold its Class A ordinary shares as a capital asset for U.S. federal income tax purposes and elects to have such Class A ordinary shares redeemed for cash pursuant to the exercise of redemption rights through an Election and is for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH EXERCISING REDEMPTION RIGHTS AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER OF CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS AND ANY APPLICABLE TAX TREATY.

Tax Consequences for Redeeming U.S. Holders Exercising Redemption Rights Pursuant to an Election

Redemption as Sale of Class A Ordinary Shares or Corporate Distribution

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the section entitled “- Passive Foreign Investment Company Rules”, the U.S. federal income tax consequences of a redemption pursuant to an Election to a Redeeming U.S. Holder will depend, in part, on whether such redemption qualifies as a sale of the redeemed Class A ordinary shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as described below under the section entitled “- Sale of Class A Ordinary Shares”. If the redemption by us does not qualify as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “- Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Redeeming Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances.

However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects to such Redeeming U.S. Holder will be as described under “- Corporate Distribution” below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Corporate Distribution

Subject to the PFIC rules discussed below under “- Passive Foreign Investment Company Rules”, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any such corporate distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares (see “— Sale of Class A Ordinary Shares” above).

With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “- Sale of Class A Ordinary Shares” above) only if our Class A ordinary shares are readily tradable on an established securities market in the United States, we are not treated as a PFIC at the time the dividend is paid or the preceding year and provided certain holding period and other requirements are met. Because we believe it is likely we have been a PFIC for our taxable year ended on December 31, 2022 and may well be a PFIC for the current taxable year, dividends paid to Redeeming U.S. Holders with respect to our Class A ordinary shares are not expected to constitute “qualified dividends” that would be taxable at a reduced rate. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) a Redeeming U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “- Sale of Class A Ordinary Shares.”

Sale of Class A Ordinary Shares

Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will recognize capital gain or loss on such sale of our Class A ordinary shares. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may suspend the running of the applicable holding period for this purpose.

The amount of gain or loss recognized on such sale generally will be equal to the difference between (i) the sum of the amount of cash received in the sale and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A ordinary shares so sold. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. For purposes of these rules, interest income earned by us would be considered to be passive income and cash held by us would be considered to be a passive asset.

Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that it is likely we were a PFIC for our initial taxable year ended December 31, 2021, and our taxable year ended on December 31, 2022 and may well be a PFIC for our current taxable year.

Accordingly, a Redeeming U.S. Holder (provided, in the case of an Election, it does not make in respect of our Class A ordinary shares (i) a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares or (ii) a timely “mark to market” election, in each case, as described below) generally will be subject to special rules with respect to:

•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”; and

•
any “excess distribution” made to the Redeeming U.S. Holder on account of its Class A ordinary shares (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which would likely include a redemption pursuant to an Election to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution.”

Under these special rules:

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for its Class A ordinary shares;

•
the amount of gain allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or, with respect to Class A ordinary shares, received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder with respect to the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and any other required information (if any) as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding.

Proceeds from the redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Certain holders of our Class A ordinary shares who are not Redeeming U.S. Holders generally will eliminate the requirement for information reporting and backup withholding by providing certification of their respective foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. Holders are urged to consult their tax advisors with respect to the tax consequences to them of the acquisition, ownership and disposition of our Class A ordinary shares, including the tax consequences under state, local, estate, foreign and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of December 31, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our executive officers and directors that beneficially owns our ordinary shares; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

The following table is based on 28,750,000 ordinary shares issued and outstanding as of December 31, 2022, of which (i) 23,000,000 were Class A ordinary shares, and (ii) 5,750,000 were Class B ordinary shares. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares			Class B Ordinary Shares(2)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
Sculptor Acquisition Sponsor I (our sponsor)(3)	5,650,000	(2)	19.6%	5,650,000	98.2%	19.6%
Steven Orbuch	-		-	-	-	-
Nicholas Hecker	-		-	-	-	-
Dava Ritchea	-		-	-	-	-
James Levin	-		-	-	-	-
Kristi Jackson	25,000	(2)	*	25,000	*	*
Charmel Maynard	25,000	(2)	*	25,000	*	*
Adam Rosenberg	25,000	(2)	*	25,000	*	*
All executive officers and directors as a group (9 individuals)	5,725,000		19.9%	5,725,000	99.6%	19.9%
Adage Capital Partners, L.P. (4)	1,700,000		7.39%	-	-	5.91%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our shareholders is 9 West 57th Street, 39th Floor, New York, NY 10019.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders.

(3)
The shares reported above are held in the name of our sponsor. Our sponsor is controlled by Sculptor Capital LP. Sculptor Capital Holding Corporation is the general partner of Sculptor Capital LP and controls Sculptor Capital LP by virtue of its holdings and written agreements. Sculptor Capital Holding Corporation is a wholly owned subsidiary of Sculptor Capital and is controlled by Sculptor Capital. James Levin is the Chief Investment Officer and Chief Executive Officer of Sculptor Capital and is a member of Sculptor Capital’s Board of Directors. Mr. Levin has investment authority over Sculptor Capital LP’s interest in our sponsor.

(4)
According to a Schedule 13G jointly filed with the SEC on December 23, 2021 by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), Robert Atchinson (“Mr. Atchinson”) and Phillip Gross (“Mr. Gross”) with respect to our Class A ordinary shares owned by ACP. According to the Schedule 13G, ACP has the power to dispose of and the power to vote the Class A ordinary shares beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Mr. Atchinson and Mr. Gross, as managing members of ACA, have shared power to vote the Class A ordinary shares beneficially owned by ACP. As such, ACPGP, ACA, Mr. Atchinson and Mr. Gross may be deemed to beneficially own the shares owned by ACP. The business address for ACP, ACPGP, ACA, Mr. Atchinson and Mr. Gross is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS

If the Extension Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Trust Agreement Amendment are implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving an initial business combination and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. You should direct any proposals to the Company’s Secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Articles you must give timely notice of the nomination or the matter, in writing, to the Company’s Secretary. To be timely, the notice has to be given no later than 60 days before the annual general meeting, except that, if the date of the meeting changes by more than 30 calendar days, then notice has to be given by the later of 60 calendar days before the date of the annual meeting or the 10th calendar day following the day the Company publicly announces the date of the annual meeting.

If the Extension Proposal and Trust Agreement Amendment Proposal are not approved and we do not exercise our rights to extend the term we have to complete our initial business combination under the Original Extension Mechanic, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 9 West 57th Street, 39th Floor, New York, NY 10019, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website atwww.sculptoracquisition1.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 9 West 57th Street, 39th Floor, New York, NY 10019.

If you are a shareholder of the Company and would like to request documents, please do so by                , 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
SCULPTOR ACQUISITION CORP I
, 2023

“RESOLVED, as a special resolution, that:

i)	The following definition of Article 1 of the amended and restated Memorandum and Articles of Association of the Company is replaced in its entirety with a new definition as follows:

“"Completion Window" means (i) the eighteen month period after the closing of the IPO (ii) the nineteen month, twenty month, twenty one month, twenty two month, twenty three month, twenty four month, twenty five month, twenty six month, twenty seven month, twenty eighth month, twenty ninth month or thirtieth month period (comprising up to twelve (12) additional one (1) month extensions) from the closing of the IPO, if the Company extends the period of time to consummate an initial Business Combination up to twelve times by a resolution of the Directors, including by the Company, Sponsor or its affiliates or designees depositing into the Trust Fund on or prior to the applicable deadline for each available one month extension the lesser of  (a)                 and (b)                 for each Class A ordinary share issued in the Company’s initial public offering that remains outstanding, or (iii) such later time as the Members of the Company may approve in accordance with the Articles.”

ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT AND TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of             , 2023, to the Trust Agreement (as defined below) is made by and between Sculptor Acquisition Corp I, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 8, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company held on             , 2023 (the “General Meeting”), the Company’s shareholders approved (i) a proposal to amend and restate the Company’s amended and restated memorandum and articles of association (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination on a month-to-month basis (each a “Monthly Extension”) beginning on June 13, 2023 until June 13, 2024 (i.e., for up to a period of time ending thirty (30) months after the consummation of its initial public offering); and (ii) a proposal to amend the Trust Agreement requiring the Company, its Sponsor or its affiliates or designees to deposit into the Trust Account, for each Monthly Extension that is exercised, the lesser of  (a)                 and (b)                 for each Class A ordinary share issued in the Company’s initial public offering that remains outstanding after taking into account any redemptions in connection with the solicitation of such shareholder approval at the General Meeting (such amount, the “Monthly Extension Amount”).

NOW THEREFORE, IT IS AGREED:

1. The recitals to the Trust Agreement are hereby amended by deleted the fifth WHEREAS clause in its entirety and replacing it as follows:

“WHEREAS, if a Business Combination (as defined herein) is not consummated within the initial 18 month period following the closing of the Offering, by resolution of the board of directors of the Company upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period up to twelve times, each by an additional one month, for a total of up to a maximum of 30 months in the aggregate, subject to the Sponsor or its affiliates or designees depositing the the lesser of (a)                 and (b)                 for each Class A ordinary share issued in the Company’s initial public offering that remains outstanding, into the Trust Account no later than the applicable deadline (each, an “Applicable Deadline”) for each one month extension (each, an “Extension”), in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each Extension payable upon consummation of a Business Combination, and such loan may be convertible into warrants at a price of $1.00 per warrant; and”

2.

The last Exhibit to the Trust Agreement is hereby deleted and replaced as follows:

“EXHIBIT E

[Letterhead of Company]

[Insert date]
Continental Stock Transfer & Trust Company 1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account – Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

A-2

Pursuant to Section 1(m) of the Investment Management Trust Agreement between Sculptor Acquisition Corp I (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 8, 2021 (as amended, “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from [ ] to [ ](the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Monthly Extension Amount, which will be wired to you, into the Trust Account investments upon receipt.

This is the [ ] of up to twelve Extension Letters.

Very truly yours,

Sculptor Acquisition Corp I

By:
Name:
Title:
cc:	Goldman Sachs & Co. LLC

5. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

6. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

7. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

8. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

SCULPTOR ACQUISITION CORP I

By:
Name:
Title:

A-3

Proxy Card

Sculptor Acquisition Corp I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2023 ANNUAL GENERAL MEETING TO BE HELD ON
, 2023

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal and Trust Agreement Amendment Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated                , 2023, and the Annual Report or Form 10-K for the year ending December 31, 2022, in connection with the extraordinary general meeting in lieu of the 2023 annual general meeting (the “Extraordinary General Meeting”) to be held online at                , for the purpose of considering and voting upon the following proposals, and hereby appoints                and                 , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Sculptor Acquisition Corp I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. For the purposes of the Company's amended and restated articles of association the physical place of the meeting will be the offices of Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at         a.m. Eastern Time on                , 2023:

This notice of extraordinary general meeting, the accompanying Proxy Statement, and the Annual Report on Form 10-K for the year ending December 31, 2022 are available at                    .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3	☒ Please mark votes as indicated in this example Check here for address change and indicate the correct address below: ☐

Proposal 1-Extension Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to give the Company the right to extend the date by which the Company must either consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination” and such period the “Combination Period”) up to twelve (12) times for an additional one (1) month each time from June 13, 2023 (as may be extended under the Articles, the “Original Termination Date”) to June 13, 2024 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”) pursuant to the following resolution:
	☐	☐	☐

"RESOLVED, as a special resolution, that:

i)     The following definition of Article 1 of the amended and restated Memorandum and Articles of Association of the Company is replaced in its entirety with a new definition as follows:

ii)   “"Completion Window" means (i) the eighteen month period after the closing of the IPO (ii) the nineteen month, twenty month, twenty one month, twenty two month, twenty three month, twenty four month, twenty five month, twenty six month, twenty seven month, twenty eighth month, twenty ninth month or thirtieth month period (comprising up to twelve (12) additional one (1) month extensions) from the closing of the IPO, if the Company extends the period of time to consummate an initial Business Combination up to twelve times by a resolution of the Directors, including by the Company, Sponsor or its affiliates or designees depositing into the Trust Fund on or prior to the applicable deadline for each available one month extension the lesser of  (a)                 and (b)                 for each Class A ordinary share issued in the Company’s initial public offering that remains outstanding, or (iii) such later time as the Members of the Company may approve in accordance with the Articles.”

Proposal 2-Trust Agreement Amendment Proposal

Amend the Company’s Investment Management and Trust Agreement, dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth in Annex B, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date by us, our Sponsor or its affiliates or designees depositing into the Trust Account, for each one-month extension, the lesser of (a)                 and (b)                 for each Class A ordinary share issued in our initial public offering outstanding after giving effect to the Redemption pursuant to the following resolution.

“RESOLVED, as an ordinary resolution, to amend the Company’s Investment Management and Trust Agreement, dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth in Annex B, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from the Original Termination Date to the Extended Date by us, our Sponsor or its affiliates or designees depositing into the Trust Account, for each one-month extension, the lesser of (a)            and (b)             for each Class A ordinary share issued in our initial public offering outstanding after giving effect to the Redemption.”
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Proposal 3-Adjournment Proposal

Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2 pursuant to the following resolution:
RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.
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Date: , 2023
Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.